Exhibit 10.4

PHOTOWORKS, INC.

INVESTOR RIGHTS AGREEMENT

February 16, 2005

TABLE OF CONTENTS

-i-

PHOTOWORKS, INC.

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (the “Agreement”) is effective as of this 16th day of February, 2005 by and among Photoworks, Inc., a Washington corporation (the “Company”), Sunra Capital Holdings, Ltd. (“Sunra” or the "Investor"), Orca Bay Partners (“Orca Bay”), Madrona Venture Fund I-A, L.P. (“Madrona I-A”), Madrona Venture Fund I-B, L.P. (“Madrona I-B”), Madrona Managing Director Fund, LLC (“Madrona LLC” and collectively with Madrona I-A and Madrona I-B, “Madrona”), and Matinicus LP (“Matinicus”).

RECITALS

The Company is currently in negotiations with its principal security holders to complete a series of transactions pursuant to which (i) all outstanding shares of the Company’s Series A Preferred Stock (the “Series A Preferred”) will be converted into shares of the Company's Common Stock (the "Common Stock"), (ii) the debentures issued pursuant to that certain Subordinated Convertible Debenture Purchase Agreement dated April 25, 2001 by and among the Company and the parties listed on Schedule 1 thereto (collectively, the “Series B Debentures”) will be amended to permit the conversion of all outstanding principal and interest thereon into shares of Common Stock at a conversion price of $0.11 per share pursuant to the terms of that certain Amendment to Subordinated Debentures dated as of February 16, 2005 between the Company and Matinicus (the “Debenture Amendment”), (iii) all Series B Debentures (as so amended) will be converted into shares of Common Stock, (iv) the Company will sell and issue convertible promissory notes (collectively, the “New Notes”) in the aggregate amount of $2,000,000 to certain purchasers pursuant to that certain Convertible Note, Warrant and Common Stock Purchase Agreement dated as of even date herewith among the Company and certain parties listed on the signature pages thereto (the “New Purchase Agreement”), (v) the New Notes will be converted into shares of Common Stock at a conversion price of $0.1078 per share, (vi) the Company will issue warrants to purchase an aggregate of up to 6,082,024 shares of Common Stock at an exercise price of $0.21 per share pursuant to the terms of the New Purchase Agreement and the Debenture Amendment (collectively, the “Warrants”), and (vii) the Company will sell and issue 18,552,876 shares of Common Stock to certain purchasers named in the New Purchase Agreement for a purchase price of $0.1078 per share. All of these actions are hereinafter referred to collectively as the “Transactions”. The term "Investors" as used herein shall collectively mean Sunra and any other purchaser of New Notes, Warrants or common stock pursuant to the New Purchase Agreement, as the same may be amended from time to time.

In order to induce the Investors, Orca Bay, Madrona and Matinicus to enter into agreements described above, as applicable, and consummate the Transactions, and the Investors to invest funds in the Company pursuant to the New Purchase Agreement, the Company hereby agrees that this Agreement shall govern the rights of the Investors to cause the Company to register certain shares of Common Stock issued or issuable to them and certain other matters as set forth herein.

AGREEMENT

The parties hereby agree as follows:

1.	Registration Rights. The Company and the Investors covenant and agree as follows:
	1.1	Definitions. For purposes of this Section 1:

(a)                The term “Affiliated Fund” means, with respect to a Holder that is a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company;

(b)               The term “Bylaws” means the Company’s bylaws as amended from time to time.

(c)                The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(d)               The term “Form S-1” means Form S-1 under the Securities Act or such other form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(e)                The term “Form S-2” means Form S-2 under the Securities Act or such other form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(f) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.9 of this Agreement (the names of the Holders and the number of shares of Registrable Securities held by each of them on the date hereof are set forth on Exhibit A);

(g)                The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(h)               The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the New Notes that are outstanding as of the date hereof and held on the date hereof by the Investors, other than shares for which registration rights have terminated pursuant to Section 1.10 hereof, (ii) the shares of Common Stock issuable or issued upon exercise of the Warrants that are outstanding as of the date hereof and held on the date hereof by the Investors, other than shares for which registration rights have terminated pursuant to Section 1.10 hereof, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) or (ii), excluding in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as

Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the Holder thereof is entitled to exercise any right provided in Section 1 in accordance with Section 1.10 below;

(i) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(j) The term “Registration Statement” means the registration statement filed by the Company pursuant to Section 1.2 below.

(k)                The term “Restated Articles” means the Company’s Third Amended and Restated Articles of Incorporation, as such may be amended from time to time

(l)	The term “SEC” means the Securities and Exchange Commission; and

(m)              The term “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.2	Form S-1/S-2 Registration.

(a)                The Company shall use commercially reasonable efforts to effect a registration covering the Registrable Securities on Form S-1 or S-2 and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of the Registrable Securities; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2 in any jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

(b)               Subject to the foregoing, the Company (i) shall file a registration statement covering the Registrable Securities no later than ninety (90) days following the date of its 2005 annual shareholder meeting and (ii)  use commercially reasonable efforts to have this Registration Statement declared effective as promptly as practicable but in no event no later than one hundred fifty (150) days following the initial filing of the registration.

(c)                Notwithstanding the preceding Section 1.2(b) or any other provision in this Agreement, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled,to suspend the use of the prospectus that is part of the Registration Statement for periods not to exceed the lesser of (i) an aggregate of thirty (30) days in any ninety-day (90-day) period or (ii) an aggregate of sixty (60) days in any twelve-month (12-month) period.

1.3               Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                Prepare and file with the SEC a registration statement with respect to the Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective for up to two (2) years, or until the distribution described in such registration statement is completed, if earlier.

(b)               Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to two (2) years, or until the distribution described in such registration statement is completed, if earlier.

(c)                Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)               Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction unless the Company is already qualified to do business or subject to service of process in that jurisdiction.

(e)                Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

(f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(g)     In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement).

(h)     Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(i)      Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

1.4               Information From Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.5               Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company; provided that the Company shall not be required to pay for the fees and disbursements of counsel for the selling Holders except for up to $15,000 in fees to one counsel reasonably acceptable to all the Investors.

1.6               Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7               Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)                To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder, each officer, director, member, agent and Affiliated Fund of such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter, officer, director, member, agent, Affiliated Fund or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, officer, director, member, agent, Affiliated Fund or controlling person.

(b)               To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c)                Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d)               If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.7(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any registration of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.8	Reports Under the Exchange Act.

(a)              With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or S-2, the Company agrees, subject to the limitations of Section 1.8(b) below, to:

(i)              make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(ii)             take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-1 or S-2 for the sale of their Registrable Securities;

(iii)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iv)            furnish to any Holder upon request, so long as the Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or S-2, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

(b)             Notwithstanding any of the foregoing in Section 1.8(a) above, the Company and the Investors acknowledge and agree that, as of the date of this Agreement, the Company does not have an independent registered public accounting firm retained and is therefore currently unable to comply with the periodic reporting requirements of the Exchange Act. Within forty-five (45) days of the date that the Company retains a new independent registered public accounting firm, the Company agrees to file any interim reports that are late as a result of the foregoing. The agreements of the Company in Section 1.8(a) are explicitly limited by this Section 1.8(b).

1.9               Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of at least one million (1,000,000) shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like) (or if the transferring Holder owns less than one million (1,000,000) shares of such securities, then all Registrable Securities held by the transferring Holder), (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder, or (iii) that is an Affiliated Fund, provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.10             Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) the second (2nd) anniversary of the effective date of the registration statement filed pursuant to this Section 1, (ii) at such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Holders' shares during a three-month period without registration, or (iii) upon termination of the entire Agreement, as provided in Section 4.1.

2.	Covenants of the Company.

2.1               Nomination of Sunra Director. Subject to the terms and conditions specified in Section 2.2, the Company hereby agrees to nominate to the Company’s Board of Directors at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, or in any proxy statement or similar communication to the shareholders of the Company relating to the election of members of the Board of Directors, the individual nominated by Sunra.

2.2               Termination of Covenants. The covenants set forth in Section 2.1 shall terminate and be of no further force or effect (i) immediately following the date Sunra ceases to hold more than five percent (5%) of the fully diluted capitalization of the Company (assuming full conversion and exercise of all convertible or exercisable securities and including shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan approved by the Board of Directors), or (ii) upon termination of the entire Agreement as provided in Section 4.1.

3.  Voting Agreement. Each of the Investors, Orca Bay, Madrona and Matinicus shall vote or act with respect to any shares of the Company’s capital stock or other securities then held by them or their respective affiliates at or in connection with the Company’s 2005 annual shareholder meeting so as to approve (i) the elimination of the provisions in the Company’s Bylaws and Restated Articles providing for a staggered Board of Directors (ii) to approve the amendment of the Company’s Bylaws and Restated Articles to provide for cumulative voting for members of the Company’s Board of Directors, and (iii) to approve an increase in the number of shares authorized for grant under the Company’s equity incentive plan.

4.	Miscellaneous.

4.1               Termination. This Agreement shall terminate, and have no further force and effect, when the Company shall consummate a transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Restated Articles.

4.2               Entire Agreement. Except for that certain Investor Rights Agreement dated as of February 14, 2000 by and among the Company and certain parties listed on Exhibit A thereto (as amended to date, the “2000 IRA”), this Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto, other than the 2000 IRA, are expressly canceled.

4.3               Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including the permitted transferees of any of the Warrants or the New Notes, or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.4               Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Notwithstanding the foregoing, this Agreement may be amended without the written consent of any other party for the sole purpose of including additional purchasers of New Notes and Warrants under the New Purchase Agreement, as may be amended from time to time, as “Investors” and “Holders.” Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company; provided, that if such amendment materially and adversely affects the rights of Sunra as set forth in Section 2.1, such amendment will require the approval of Sunra; provided further, however, that in the event that such amendment or waiver adversely affects the obligations and/or rights of an Investor in a different manner than the other Investors, such amendment or waiver shall also require the written consent of such Investor.

4.5               Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or facsimile number as set forth on the signature pages hereto or as subsequently modified by written notice.

4.6               Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7               Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of laws.

4.8               Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.9               Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.10             Aggregation of Stock and Principal Balances. All shares of the Common Stock issued pursuant to the New Purchase Agreement or issued or issuable upon conversion of the Series A Preferred, the Series B Debentures and the New Notes held or hereafter acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.11             No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

[Remainder of This Page Intentionally Left Blank]

The parties have executed this Investor Rights Agreement as of the date first above written.

COMPANY:

PHOTOWORKS, INC.

a Washington corporation

By: /s/ Philippe Sanchez

Name: Philippe Sanchez

Title: President and Chief Executive Officer

Address:	PhotoWorks, Inc.

1260 16th Avenue West

Seattle, Washington 98119

Attn: Chief Executive Officer

Facsimile:	(206) 284-8732

SIGNATURE PAGE TO PHOTOWORKS, INC. INVESTOR RIGHTS AGREEMENT

INVESTORS:

SUNRA CAPITAL HOLDINGS, LTD.

By:	/s/ Joseph Waechter
Name:	Joseph Waechter
Title:	President
Address:	50 California Street
Suite 1500
San Francisco, CA 94111

Facsimile: 425-258-0982

SIGNATURE PAGE TO PHOTOWORKS, INC. INVESTOR RIGHTS AGREEMENT

ORCA BAY CAPITAL CORPORATION

By: /s/ Stanley B. MaCammon_______

Name: Stanley B. MaCammon

Title: President

Address:	PO Box 21749
Seattle, WA 98111

THE TAHOMA FUND, L.L.C.

By: /s/ Ross K. Chapin____

Name: Ross K. Chapin

Title: Orca Bay Partners, Managing Member

Address:	1301 First Avenue, Suite 201
Seattle, WA 98101

Facsimile:	206-689-2407

SIGNATURE PAGE TO PHOTOWORKS, INC. INVESTOR RIGHTS AGREEMENT

MADRONA VENTURE FUND I-A, L.P.

By: /s/ Paul Goodrich

Name: Paul Goodrich

Title: Managing Director of Madrona Investment
Partners LLC, Its General Partner

Address:	1000 2nd Ave #3700
Seattle, WA 98104
Facsimile:	206-674-8703

MADRONA VENTURE FUND I-B, L.P.

By: /s/ Paul Goodrich

Name: Paul Goodrich

Title: Managing Director of Madrona Investment
Partner LLC, Its General Partner

Address:	1000 2nd Ave #3700
Seattle, WA 98104
Facsimile:	206-674-8703

MADRONA MANAGING DIRECTOR FUND, LLC

By: /s/ Paul Goodrich

Name: Paul Goodrich

Title: Managing Director

Address:	1000 2nd Ave #3700
Seattle, WA 98104
Facsimile:	206-674-8703

SIGNATURE PAGE TO PHOTOWORKS, INC. INVESTOR RIGHTS AGREEMENT

MATINICUS LP

By: /s/ Edward Holl

Name: Edward Holl

Title: Managing Member

Address:	51 West 95th Street
New York, NY 10025

Facsimile:	415-482-7837

SIGNATURE PAGE TO PHOTOWORKS, INC. INVESTOR RIGHTS AGREEMENT

EXHIBIT A

INVESTORS

Name	Source of Shares	No. of Shares of Registrable Securities*
SUNRA CAPITAL HOLDINGS, LTD.	New Note	18,552,875
	Warrant	1,904,762

_________

*Assumes conversion of outstanding principal balance and accrued interest as of the date hereof.

A1